                                                                      EXHIBIT 14





                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby Constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


  11/22/96                               /s/ John C. Beck
------------------------               ------------------------------------
(Date)                                 (Signature)


                                        John C. Beck
                                       ------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

   11/20/96                             /s/ Percy Chubb V
-----------------------------          ------------------------------------
(Date)                                 (Signature)

                                        Percy Chubb V
                                       ------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

    11/22/96                           /s/ Joel J. Cohen
-----------------------------          -----------------------------------
(Date)                                 (Signature)

                                        Joel J. Cohen
                                       -----------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

   11/25/96                            /s/ James I. Cash, Jr.
-----------------------------          --------------------------------------
(Date)                                 (Signature)

                                        James I. Cash, Jr.
                                       --------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

   11/25/96                            /s/ David H. Hoag
-----------------------------          ------------------------------------
(Date)                                 (Signature)

                                        David H. Hoag
                                       ------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

      12/2/96                          /s/ Robert V. Lindsay
-----------------------------          -------------------------------------
(Date)                                 (Signature)

                                        Robert V. Lindsay
                                       -------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

      12/2/96                          /s/ Thomas C. MacAvoy
-----------------------------          -----------------------------------
(Date)                                 (Signature)

                                        Thomas C. MacAvoy
                                       -----------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

    11/25/96                           /s/ Gertrude G. Michelson
-----------------------------          -----------------------------------
(Date)                                 (Signature)

                                        Gertrude G. Michelson
                                       -----------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

     11/20/96                          /s/ Dean R. O'Hare
-----------------------------          -------------------------------------
(Date)                                 (Signature)

                                        Dean R. O'Hare
                                       -------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

 12/2/96                                /s/ Warren B. Rudman
-----------------------------          -----------------------------------
(Date)                                 (Signature)

                                        Warren B. Rudman
                                       -----------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

 11/25/96                              /s/ Sir David Gerald Scholey
-----------------------------          ------------------------------------
(Date)                                 (Signature)

                                        Sir David Gerald Scholey
                                       ------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

         11/24/96                      /s/ Raymond G.H. Seitz
-----------------------------          --------------------------------------
(Date)                                 (Signature)

                                        Raymond G.H. Seitz
                                       ---------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

 11/26/96                               /s/ Lawrence M. Small
-----------------------------          ------------------------------------
(Date)                                 (Signature)

                                        Lawrence M. Small
                                       ------------------------------------
                                       (Please Print or Type Name)

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned, hereby constitute and appoint Frederick H. Condon, Theresa M. Stone and Richard V. Werner, each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign registration statements, pre-effective amendments and post-effective amendments to registration statements on Form S-6 under the Securities Act of 1933 and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

      12/2/96                          /s/ Richard D. Wood
-----------------------------          ----------------------------------
(Date)                                 (Signature)

                                        Richard D. Wood
                                       ----------------------------------
                                       (Please Print or Type Name)